Award Timing Disclosure	12 Months Ended
Dec. 31, 2025
Award Timing Disclosures [Line Items]
Award Timing MNPI Disclosure
Policies and Practices for Granting Certain Equity Awards
The Company has established processes designed to ensure that the timing of any option grants and other similar awards is not influenced by material nonpublic information (“MNPI”). All annual equity grants, including options, are generally made in the first quarter of each fiscal year in connection with the established annual goals and long-term incentive planning. Our Compensation Committee does not grant options or similar awards in anticipation of the release of MNPI. Further, the Company has not timed the disclosure of MNPI to affect the value of executive compensation.

MNPI Disclosure Timed for Compensation Value	false